Exhibit 10.7
[***] DENOTES CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH
THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT
FUEL SALES AND LICENSING AGREEMENT
between
ALON BRANDS, INC.
and
ALON USA, LP

FUEL SALES AND LICENSING AGREEMENT
          This Fuel Sales and Licensing Agreement (this “Agreement”) is made and entered into this 1st day of November 2009, by and between Alon USA, LP, a Texas limited partnership (“Alon”), and Alon Brands, Inc., a Delaware corporation (“Brands”).
WITNESSETH:
          FOR AND IN CONSIDERATION of the premises, Alon agrees to sell and Brands agrees to purchase and accept the products specified herein upon the terms and conditions contained in this Agreement.
RECITALS
     A. Alon has an exclusive license to use certain trademarks (the “Fina Marks,” as identified on the attached as Exhibit A and as thereafter modified, amended or replaced) in connection with the manufacture and sale of gasoline and diesel fuel in the States of Texas, Oklahoma, New Mexico, Arizona, Arkansas, Louisiana, Colorado and Utah (collectively, the “Licensed Territory”) under the terms of a certain Trademark License Agreement dated to be effective as of July 31, 2000, by and between Finamark, Inc. and Atofina Petrochemicals, Inc. as Licensor (the “Primary Licensors”), and SWBU, L.P. (now known as Alon USA, LP) as Licensee (the “Master License Agreement”), until 2012 or as long as Alon continues to manufacture and sell certain products under the Fina Marks in said territory, whichever period is shorter. Alon does not own the Fina Marks. Alon’s exclusive license includes a right to sublicense the Fina Marks with respect to the licensed products listed on Exhibit A (such products being referred to herein as “Licensed Products”) in the Licensed Territory. The Fina Marks, together with any other trademark or trade dress used by Alon, collectively constitute the “Fina Brand and Image.”
     B. Alon and Brands desire to provide for Brands’ purchase from Alon of the Licensed Products for resale by Brands, all in accordance with the terms and provisions of this Agreement.
     C. Brands operates the FinaNet credit card program (the “Credit Card Program”) and from time to time conducts a variety of marketing support activities (the “Marketing Services”).
     D. Brands desires to (a) sell the Licensed Products under the Fina Marks, (b) use the Fina Marks in connection with Brands’ Credit Card Program and Marketing Services, and (c) sublicense the use of the Fina Marks within the Licensed Territory (collectively, “Brands’ Fina-Branded Marketing”).
     E. This Agreement covers (a) the sale by Alon, and the purchase by Brands, of the Licensed Products, and (b) the license of the Fina Marks by Alon to Brands for (i) use of the Fina Marks in connection with the sale of the Licensed Products within the Licensed Territory, (ii) use of the Fina Marks in connection with the Credit Card Program, (iii) use of the Fina Marks in connection with the Marketing Services, and (iv) use of the Fina Marks in connection with sublicensing the use of the Fina Marks within the Licensed Territory.
     F. Each exhibit attached to this Agreement is incorporated in this Agreement for all purposes.
     NOW, THEREFORE, Alon and Brands agree as follows:
1.	Products
Alon will provide Brands with products which meet or exceed the most current specification applicable to the markets in which the product terminals serve including but not limited to:
HRVP, LRVP, Ethanol blended, Unleaded and Premium grades of gasoline
Ultra low sulfur diesel fuel
2.	Supply
     The “stated quantity” shall be equal to 276,000,000 gallons per year total of the above listed products, forecasted by terminal on a monthly basis in accordance with the format set forth on Exhibit B. Brands agrees to purchase no less than 80% of stated quantity and no more than 120% of stated quantity ratably on a monthly basis unless otherwise agreed to by both Brands and Alon. Should Brands purchase less than 80% of the approved contract volume for more than three consecutive months, Alon may terminate this agreement.
3.	Price
     The price to be paid by Brands to Alon for each gallon of product shall be Alon’s price for such grade and specification of product in effect on the date of product delivery. Alon’s prices for all delivery points shall be equal [***].
     Alon will have the right to require, approve, inject or reject the injection of certain generic additives, including without limitation, corrosion inhibitor, lubricity, conductivity, Texas Low Emission Diesel (TxLED) additive, gasoline additives, butane, pour point suppressant, mercaptan sulfur, Fuel System Icing Inhibitor (FSII), static dissipater, generic dyes, oxygenates and denaturants (collectively, “Additives”) to the extent that such Additives are required by law or deemed necessary to protect Alon’s terminal equipment or are consistent with industry standards.
     [***]
     Tax incentives related to the use of reformulated fuels such as the current ethanol blender’s credit of $.46 per gallon will be [***]. The Parties recognize that industry practices regarding the allocation of a blender’s credit and RINS are recent arrivals to the motor fuel

[***]	Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

marketing industry. As industry practices evolve, it is the intention of the Parties that the provisions set forth in this paragraph will evolve to conform to the then-current industry standards.
4.	Terms of Payment
     Terms of payment shall be governed by Alon’s General Terms and Conditions in effect on the date hereof. Unless otherwise specified, payment terms will be NET 10 days.
5.	Terms of Shipment
     FOB terminals used by Alon listed in Exhibit B. Shipment of Products shall be in quantities and by method of shipment as authorized at the terminal from which shipments are made.
6.	Trademark
6.1	License Grant
            6.1.1 Subject to the terms and provisions of this Agreement, Alon grants Brands an exclusive, non-transferable, license to:
(a)	use the Fina Marks in connection with the Licensed Products offered for sale in retail transactions at stations now owned or operated by Brands or those stations that may in the future be owned or operated by Brands within the Licensed Territory (“Owned Stations”);

(b)	use the Fina Marks in promoting sales of Licensed Products at Owned Stations (including use of the Fina Marks in connection with the Credit Card Program);

(c)	use the Fina Marks in connection with the Licensed Products purchased from Brands for resale by dealers or other distributors within the Licensed Territory (“Permitted Dealers”) at certain retail stations within the Licensed Territory (“Dealer Stations”);

(d)	use the Fina Marks in promoting sales of Licensed Products at Dealer Stations (including use of the Fina Marks in connection with the Credit Card Program); and

(e)	use the Fina Marks in sublicensing arrangements with distributors or dealers within the Licensed Territory.
            6.1.2 References in this Agreement to the licensed “use” of the Fina Marks by Brands shall mean the sales, promotion and other activities set out in subsections (a) — (e) above.
            6.1.3 Brands will comply with all applicable laws, including without limitation, the Petroleum Marketing Practices Act (as hereinafter defined) in terminating the status of any Owned Station or Dealer Station.

            6.1.4 Brands shall have the right to sell products other than the Licensed Products (“Unlicensed Products”) such as grocery or convenience store items at its Owned Stations, and to sell Unlicensed Products for retail resale at Dealer Stations.
6.2	Rights of Alon and Primary Licensors; Limited Warranty
            6.2.1 Brands acknowledges that the Fina Marks, whether registered under federal or state law or unregistered, are owned solely by and are the exclusive property of the Primary Licensors, are valuable and important property of the Primary Licensors, and are essential to the goodwill and reputation developed by the Primary Licensors and Alon. Brands further acknowledges that the Fina Brand and Image, which includes the Fina Marks, are owned solely by and are the exclusive property of the Primary Licensors, are valuable and important property of the Primary Licensors and Alon, and are essential to the goodwill and reputation developed by the Primary Licensors and Alon. Brands acknowledges and agrees that no title to the Fina Marks or the Fina Brand and Image will pass hereunder to or thereafter through or from Brands, and only the limited rights granted in or pursuant to this Agreement are provided to Brands.
            6.2.2 Brands shall permit Primary Licensors and Alon to inspect Covered Stations and other facilities used by Brands or a Permitted Dealer in connection with its operations under this Agreement at any reasonable time for compliance with the requirements of this Agreement. Brands shall, and shall cause each Permitted Dealer to, cooperate fully with Primary Licensors and Alon in such inspections and in any follow-up investigation that Primary Licensors or Alon deems appropriate, including but not limited to investigations to determine if any of the Fina Marks have been infringed or to determine if a breach of any of Brands’ obligations under this Agreement has occurred.
            6.2.3 Brands acknowledges and agrees that any usage of the Fina Marks and the Fina Brand and Image by Brands, its Permitted Dealers or anyone on Brands’ behalf pursuant to this Agreement (or otherwise, even if such action is a breach of this Agreement) will inure to the benefit of Primary Licensors and Alon.
            6.2.4 Alon warrants that the Master License Agreement is in effect as of the Effective Date and that Alon has taken all requisite action to authorize the making of this Agreement under its organizational documents. Alon makes no other representation or warranty, express or implied, regarding this Agreement or its subject matter, including but not limited to any warranty as to the validity of any Fina Mark, any warranty of suitability or merchantability, any warranty as to Alon’s rights or powers under the master license agreement, or any representation or warranty as to Brands’ future operating performance or results while using the Fina Marks or the Fina brand and image.
            6.2.5 Brands acknowledges that the Master License Agreement will expire in accordance with its terms in the year 2012. In the event that the Master License Agreement is not extended by Alon, Alon may provide an alternative to the Fina Brand and Image and/or either party may terminate the sublicense granted herein.

7.	Term
     This Agreement will be in force and effect from the date on which Brands’ Registration Statement on Form S-1, registering certain equity securities of Brands pursuant to the Securities Act of 1933, as amended, is declared effective by the Securities and Exchange Commission (the “Effective Date”) and shall continue until December 31, 2029.
8.	[***]
     [***].
9.	Assignability
     Brands shall not sell, assign or dispose of Brands’ interest in this Agreement in whole or in part, directly or indirectly, by operation of law or otherwise, without the prior written consent of Alon, which may be withheld in Alon’s sole discretion.
10.	Waiver
     Alon’s or Brands’ failure on any occasion to (a) insist on the other Party’s performance or observance of a provision of this Agreement, or to insist on the satisfaction of any condition to its own performance or observance of a provision of this Agreement, or (b) exercise any of its rights or privileges under this Agreement, shall not be construed as a waiver of any such provision, condition, right or privilege on any other occasion.
11.	No Inducements or Reliance
     Each Party acknowledges that it has not been induced to enter into this Agreement by any representations or promises of the other Party that are not specifically stated herein. More specifically, Brands represents and acknowledges that (a) Brands has independently evaluated the merits and risks of this Agreement and has consulted with such legal, tax, and business advisors as Brands deemed appropriate, and (b) Brands has not relied upon Alon or its representatives for any legal, tax or business advice or disclosure regarding this Agreement.
12.	Entire Agreement
     Subject to the immediately following sentence, this Agreement (and the schedules and exhibits hereto) constitutes the entire agreement between Alon and Brands regarding the purchase and sale of Licensed Products, the use of the Fina Marks and the Fina Brand and Image and supersedes any prior agreements between the parties relating to the purchase and sale of petroleum products or the use of the Fina Marks and the Fina Brand and Image. Except when this Agreement expressly provides that a Party may amend or modify a specific provision of this Agreement unilaterally, no amendment or modification of this Agreement shall be binding on either Party unless made in writing and signed by an authorized representative of each Party. If any provision of this Agreement is held by a court of competent jurisdiction to be invalid, the remainder hereof will not be affected thereby.

[***]	Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

13.	Acceptance
     This Agreement and any amendment or modification hereof shall be binding on the Parties only upon due execution by each Party. Commencement of performance under this Agreement by either Party before such execution shall not be deemed or construed as a waiver by Alon of this requirement.
14.	Notices
     Notices required under the terms of this Agreement shall be deemed to have been properly given when such notice is (a) personally delivered, (b) deposited in the United States mail, first class postage prepaid, (c) deposited with a commercial overnight express delivery service, or (c) delivered by facsimile addressed to Alon and Brands at their respective addresses for notice specified below. Either Party may substitute a different address by giving written notice thereof to the other Party. The date of service of a notice served by mail shall be deemed to be the date on which the notice is deposited in the United States mail.

Alon USA, LP	Alon Brands, Inc.
7616 LBJ Freeway, Suite 300	7616 LBJ Freeway, Third Floor
Dallas, Texas 75251	Dallas, Texas 75251
Attention: General Counsel	Attention: Chief Financial Officer
(972) 367-3724	(972) 367-3757
15.	Attorney’s Fees
     If either party breaches any material obligation under this Agreement and fails to cure the breach within the time permitted (if any), and if the non-breaching party employs an attorney to enforce or defend any of its rights or remedies hereunder, the breaching party shall pay all reasonable legal costs and expenses, including but not limited to attorneys’ fees, incurred by the non-breaching party in connection therewith.
16.	Headings
     The headings contained in this Agreement are for reference only and shall have no effect on its meaning or interpretation.
17.	Successors
     This Agreement shall inure to the benefit of and be binding upon the Parties hereto, their heirs, representatives, successors, and assigns; subject, however, to the limitations of Section 9 above. In the event that Alon for any reason ceases to own, directly or indirectly, a majority of the outstanding shares of common stock, or equivalent equity ownership, of Brands, Alon may, at its option, terminate this Agreement.
18.	Limitation of Liability
     In no event shall Alon be liable to Brands, or to any third party claiming by, through or under Brands, including without limitation, any Permitted Dealer, for any special, consequential, incidental or indirect damages of any kind (including, without limitation, loss of profits), however caused and based on whatever theory of liability, whether tort, contract, strict liability, negligence or otherwise, arising out of or related to this Agreement.
19.	Remedies
     In the event that Brands is in default of its obligations under this Agreement, other than an obligation to make payment, Alon’s sole remedy shall be the termination of this Agreement.
20.	No Third Party Beneficiaries
     Except for the Primary Licensors, this Agreement is not intended to, and shall not, create any rights in or under any benefits upon any person other than the parties hereto.
[This space intentionally left blank]

     Executed to be effective as of the Effective Date.

ALON USA, LP		ALON BRANDS, INC.
By:	Alon USA GP, LLC
Its:	General Partner

By:	/s/ Jeff Morris	By:	/s/ Judge Dobrient

	Name: Jeff Morris		Name: Judge Dobrient
	Title: President and Chief Executive Officer		Title: SVP-Wholesale Marketing

Exhibit A

us
registration
number	mark	licensed products

673,746	FINA	Gasoline and Diesel
674,437	FINA (with Shield Design)	Gasoline and Diesel
1,642,553	Design (Blocks)	Gasoline and Diesel
1,644,206	Design (Blocks)	Gasoline and Diesel
1,649,241	Design (Blocks)	Gasoline and Diesel

1,846,444	Design (Shield)	Gasoline and Diesel
1,851,264	Design (Shield)	Gasoline and Diesel
2,035,043	FINA (with Shield Design)	Gasoline and Diesel
2,090,557	FINA (with Design)	Gasoline and Diesel
2,098,703	FINA (with Design)	Gasoline and Diesel
2,206,838	THE FORMULA FOR THE FUTURE	Gasoline and Diesel
2,297,985	PERFORMANCE FOR A LIFETIME	Gasoline and Diesel

Exhibit B
PRODUCTS PRICING* SUMMARY BY LOCATION

Forecasted
					Gasoline	Forecasted
Market	Basis	[***]	[***]	[***]	gpm	Diesel gpm

[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total					[***]	[***]
[***]
1.	Volume Forecast by Terminal
     Brands shall provide Alon with an estimated volume forecast by terminal on a monthly basis. Forecasts shall be submitted to Alon [***] days in advance of terminal product lifting.
2.	[***]

[***]	Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.